SUPPLEMENT DATED MAY 1, 2009

To

THE PROSPECTUS DATED MAY 1, 2008
For the following annuities:
MFS REGATTA EXTRA
FUTURITY II

Update of Information Incorporated by Reference. Under the heading “Incorporation of Certain Documents by Reference” in the Prospectus, we describe certain documents that we incorporate by reference into the Prospectus. That description is revised to read as follows:

“The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Supplement and prior to the termination of the offering, shall be deemed incorporated by reference into the Prospectus.”

Experts: The following is hereby added to the Prospectus:

“EXPERTS”

“The consolidated financial statements incorporated herein by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.” Their office is located at 200 Berkeley Street, Boston, Massachusetts.